                                                                      EXHIBIT 21

                         YORK INTERNATIONAL CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT

Name and Jurisdiction
   of Incorporation                                                                          Percent of Ownership
-------------------                                                                          --------------------
York Air Conditioning and Refrigeration, Inc. (Delaware)                                              100%
York F C Corporation (Delaware)                                                                       100%
Bristol Compressors, Inc. (Delaware)                                                                  100%
Bristol Compressors Purchasing, Inc. (Delaware)                                                       100%
Bristol Compressors Sparta, Inc. (Delaware)                                                           100%
Bristol Compressors Tooling, Inc. (Delaware)                                                          100%
Bristol Scroll Compressors Co. LLC. (Delaware)                                                        100%
Codorus Acceptance Corp. (Delaware)                                                                   100%
Coil Services, Inc. (Delaware)                                                                        100%
Frigid Coil/Frick, Inc. (Delaware)                                                                    100%
IMECO, Inc. (Delaware)                                                                                100%
Evcon Holdings Inc. (Delaware)                                                                        100%
Evcon Industries, Inc. (Delaware)                                                                     100%
York International (SA), Inc. (Delaware)                                                              100%
York Snow, Inc. (Delaware)                                                                            100%
York International Treasury Services Inc. (Delaware)                                                  100%
United Mechanical Services, Inc. (Connecticut)                                                        100%
Temperature Industries International Inc (Missouri)                                                   100%
York Foreign Sales Corporation (Barbados)                                                             100%
York International Ltd. (Canada)                                                                      100%
York International G.e.s.m.b.H. (Austria)                                                             100%
York International EOOD (Bulgaria)                                                                    100%
Y.I.C. Limited (Cyprus)                                                                               100%
York International Spol.s.r.o. (Czech Republic)                                                       100%
York International A/S (Denmark)                                                                      100%
YORK Refrigeration ApS (Denmark)                                                                      100%
YORK K0leteknik ApS (Denmark)                                                                         100%
YORK Refrigeration Marine Controls ApS (Denmark)                                                      100%
YORK Refrigeration, Foundry ApS (Denmark)                                                             100%
Retech Refrigeration Technologies ApS (Denmark)                                                       100%
Novenco ApS (Denmark)                                                                                 100%
Novenco Hi-Pres ApS (Denmark)                                                                         100%
Reffin Holding ApS (Denmark)                                                                          100%
Oy Novenco AB (Finland)                                                                               100%
York International S.A.S. (France)                                                                    100%
York France S.A.S. (France)                                                                           100%
York Systems S.A.S. (France)                                                                          100%
York Neige S.A.S. (France)                                                                            100%
Duplan Engineering S.A.S. (France)                                                                    100%
IMEF S.A.S. (France)                                                                                  100%
Sabroe S.A.S. (France)                                                                                100%
York International Holdings GmbH (Germany)                                                            100%
York International GmbH (Germany)                                                                     100%
Integral Energietechnik GmbH (Germany)                                                                100%

                                                              EXHIBIT 21 (CON'T)

                         YORK INTERNATIONAL CORPORATION

                     SUBSIDIARIES OF THE REGISTRANT (CON'T)

Name and Jurisdiction
   of Incorporation                                                                          Percent of Ownership
-------------------                                                                          --------------------
YORK Industriekalte GmbH (Germany)                                                                    100%
Gram Refrigeration Gmbh (Germany)                                                                     100%
Sigma Frigo Therm Handellgeselschaft Gmbh (Germany)                                                   100%
York Hellas S.A. (Greece)                                                                             100%
York International KFT (Hungary)                                                                      100%
York A.C.R. Ltd. (Ireland)                                                                            100%
York International S.p.A. (Italy)                                                                     100%
YORK Refrigeration Italia S.r.l. (Italy)                                                              100%
YORK Samifi Freezers S.r.l. (Italy)                                                                   100%
York International SIA (Latvia)                                                                       100%
Novenco B.V. (Netherlands)                                                                            100%
York International B.V. (Netherlands)                                                                 100%
YORK - Inham-Refrigeration BV (Netherlands)                                                           100%
Sabroe BV (Netherlands)                                                                               100%
Novenco BV (Netherlands)                                                                              100%
Novenco A.S. (Norway)                                                                                 100%
YORK Kulde AS (Norway)                                                                                100%
York International sp.zo.o (Poland)                                                                   100%
York International SRL (Romania)                                                                      100%
York International AOZT (Russia)                                                                      100%
York International Spol.s.r.o. (Slovak Republic)                                                      100%
Supremeair (Proprietary) Limited (South Africa)                                                       100%
YORK Refrigeration, S.L. (Spain)                                                                      100%
York Holding AB (Sweden)                                                                              100%
York Refrigeration Sweden AB (Sweden)                                                                 100%
YORK Marine AB (Sweden)                                                                               100%
YORK International AB (Sweden)                                                                        100%
YORK Bonus Energi AB (Sweden)                                                                         100%
York International Ukraine (Ukraine)                                                                  100%
Sabroe Holdings Ltd (UK)                                                                              100%
York Refrigeration Ltd (UK)                                                                           100%
York Refrigeration Products Ltd (UK)                                                                  100%
Gram Refrigeration (UK) Ltd. (UK)                                                                     100%
Preston Refrigeration Limited (UK)                                                                    100%
VACR Limited (UK)                                                                                     100%
York CEE Holdings Ltd. (UK)                                                                           100%
York Finance Limited (UK)                                                                             100%
York Food Systems Limited (UK)                                                                        100%
York International (Holdings) Ltd. (UK)                                                               100%
York International Limited (UK)                                                                       100%
Sabroe de Argentina S.A. (Argentina)                                                                  100%
Sabroe do Brasil Ltda (Brazil)                                                                        100%
Sabroe Engenharia e Servicos Ltda. (Brazil)                                                           100%
York International Commercial Ltda. (Brazil)                                                          100%

                                                              EXHIBIT 21 (CON'T)

                         YORK INTERNATIONAL CORPORATION

                     SUBSIDIARIES OF THE REGISTRANT (CON'T)

Name and Jurisdiction
   of Incorporation                                                                          Percent of Ownership
-------------------                                                                          --------------------
Sabroe Latin America S.A. (Cayman Islands)                                                            100%
YORK Refrigeration Chile S/A (Chile)                                                                  100%
York International Comercial Limitada (Chile)                                                         100%
York International Ltda (Colombia)                                                                    100%
York International del Ecuador C.A. Interyork (Ecuador)                                               100%
York International, S.A. de C.V. (Mexico)                                                             100%
York Aire, S.A. de C.V. (Mexico)                                                                      100%
Sabroe de Mexico S.A. de C. V. (Mexico)                                                               100%
YORK Refrigeration Peru S/A (Peru)                                                                    100%
York International S.R.L. (Peru)                                                                      100%
York International S.A. (Uruguay)                                                                     100%
Saditel S.A. (Uruguay)                                                                                100%
York International S.A. (Venezuela)                                                                   100%
York International Australia Pty, Ltd. (Australia)                                                    100%
York ERS Pty Ltd (Australia)                                                                          100%
YORK Thermfresh Pty Ltd (Australia)                                                                   100%
York Shanghai Air Conditioning and Refrigeration International Trading Co., Ltd. (China)              100%
York Wuxi Compressor Company, Ltd. (China)                                                            100%
York International (Northern Asia) Limited (Hong Kong)                                                100%
Sabroe Refrigeration India Ltd (India)                                                                100%
PT York Aditama Teknik (Indonesia)                                                                    100%
YORK Japan Co. Ltd (Japan)                                                                            100%
York International CH (Korea)                                                                         100%
York New Zealand Limited (New Zealand)                                                                100%
York Philippines, Inc. (Philippines)                                                                  100%
Sabroe Philippines Inc. (Philippines)                                                                 100%
York International Pte. Ltd. (Singapore)                                                              100%
YORK Refrigeration (Thailand) Co. Ltd (Thailand)                                                      100%
York A/C and Refrigeration Co. Ltd (Thailand)                                                         100%
York Industrial (Thailand) Co., Ltd. (Thailand)                                                       100%
UPG International Ltd. (Thailand)                                                                     100%
York Air Conditioning & Refrigeration Ltd. Co. (Egypt)                                                100%
York Air Conditioning and Refrigeration FZE (U.A.E.)                                                  100%
York Guangzhou Air Conditioning and Refrigeration Co. Ltd. (China)                                     97%
York-Wuxi Air Conditioning and Refrigeration Co. Ltd. (China)                                          80%
Idalko S.A. (Uruguay)                                                                                  75%
Sabroe de Colombia Ltda (Colombia)                                                                     60%
York-Taiwan, Inc. (Taiwan)                                                                             60%
Rotor Kalteanlagen GmbH (Hungary)                                                                      50%
York Refrigeration Marine U.S. Inc (Delaware)                                                          50%
Sabroe Finland Oy (Finland)                                                                            50%